Exhibit 99.2

Risks Related to our Company, our Business and our Industry

Our financial and operating results may be uneven.

Our quarterly operating results may fluctuate substantially. As such, our operating results will be difficult to predict, and you should not rely on quarterly or annual comparisons of our results of operations as an indication of our future performance. After the consummation of the Merger, factors that could cause our operating results to fluctuate during any period or that could adversely affect our ability to achieve our revenue goals will include the progress and status of our litigations, including settlement negotiations, our ability to protect and enforce our intellectual property rights, changes in demand for products that incorporate our inventions, revenue recognition principles, and changes in accounting policies.

After the consummation of the Merger, we will initially be considered a “personal holding company” and will be required to pay personal holding company taxes, which will have an adverse effect on our cash flows, results of operations and financial condition.

The Internal Revenue Service Code requires any company that qualifies as a “personal holding company” to pay personal holding company taxes in addition to regular income taxes. A company qualifies as a personal holding company for a given tax year if (1) at any time during the last half of that tax year more than 50.0% of the value of the company’s stock is held by five or fewer individuals and (2) at least 60.0% of the company’s adjusted ordinary gross income constitutes personal holding company income. We expect that we will be a personal holding company for at least 2013.  Whether we will be a personal holding company for subsequent years will depend upon whether the share ownership and company adjusted gross income requirements are satisfied.  If we come to no longer satisfy the stock ownership requirement for personal holding company status, our ability to demonstrate that we are no longer a personal holding company may nevertheless be limited, as doing so may require the cooperation of our direct and indirect stockholders. Further, our shares are not currently subject to ownership restrictions that would help us establish that we did not satisfy the stock ownership requirement for personal holding company status.  As a personal holding company, our undistributed personal holding company income, which is generally taxable income with certain adjustments, including a deduction for federal income taxes and dividends paid, will be taxed at a rate of 20.0% (in addition to regular corporate taxes) under current law.  The payment of personal holding company taxes will have an adverse effect on our cash flows, results of operations and financial condition and may have an adverse effect on the value of our stock.

Our preferred shares will bear disproportionate voting rights.

The holders of our preferred shares will have the right to cast 80.0% of the votes to be cast on any matter involving a stockholder vote, including the election of all directors. Upon the consummation of the Merger, all of our preferred shares will be held by Walker Digital, and Walker Digital, along with certain of its executive officers, will hold additional shares of our common stock, entitling them, in the aggregate, the right to cast in excess of 80.0% of the votes entitled to be cast with respect to any matter on which our stockholders are entitled to vote. Accordingly, the holders of our preferred shares will be able to maintain control of all actions taken by us.

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New legislation, regulations or rules related to obtaining patents or enforcing patents could significantly increase our operating costs and decrease our revenue.

We expect to spend a significant amount of resources to enforce the patents that we acquire pursuant to the Merger. If new legislation, regulations or rules are implemented either by Congress, the U.S. Patent and Trademark Office, or the courts that impact the patent application process, the patent enforcement process or the rights of patent holders, these changes could negatively affect our expenses and revenue and any reductions in the funding of the USPTO could negatively impact the value of our assets. United States patent laws have been amended by the Leahy-Smith America Invents Act, or the America Invents Act. The America Invents Act includes a number of significant changes to U.S. patent law. In general, the legislation attempts to address issues surrounding the enforceability of patents and the increase in patent litigation by, among other things, establishing new procedures for patent litigation. For example, the America Invents Act changes the way that parties may be joined in patent infringement actions, increasing the likelihood that such actions will need to be brought against individual parties allegedly infringing by their respective individual actions or activities. At this time, it is not clear what, if any, impact the America Invents Act will have on the operation of our future enforcement business. However, the America Invents Act and its implementation could increase the uncertainties and costs surrounding the enforcement of the patented technologies that we acquire pursuant to the Merger, which could have a material adverse effect on our business and financial condition.

Congress is currently considering a bill that would require non-practicing entities that bring patent infringement lawsuits to pay legal costs of the defendants if the lawsuits are unsuccessful. It is not known when, or if, this legislation will be passed.

In addition, the U.S. Department of Justice (“DOJ”) has conducted reviews of the patent system to evaluate the impact of patent assertion entities on industries in which those patents relate.  It is possible that the findings and recommendations of the DOJ could impact the ability to effectively license and enforce standards-essential patents and could increase the uncertainties and costs surrounding the enforcement of any such patented technologies.

Finally, new rules regarding the burden of proof in patent enforcement actions could significantly increase the cost of our enforcement actions, and new standards or limitations on liability for patent infringement could negatively impact our revenue derived from such enforcement actions.

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In order to grow, we may have to invest more resources in research and development than anticipated, which could increase our operating expenses and negatively impact our operating results.

If, after the consummation of the Merger, new competitors, technological advances by existing competitors, and/or development of new technologies or other competitive factors require us to invest significantly greater resources than anticipated in our patent development efforts, our operating expenses could increase. If we are required to invest significantly greater resources than anticipated in patent development efforts without an increase in revenue, our operating results could decline. We expect these expenses to increase in the foreseeable future as our technology development efforts continue.

If we are not able to adequately protect our patent rights, our business would be negatively impacted.

We believe the patents we expect to acquire pursuant to the Merger are valid, enforceable and valuable. Notwithstanding this belief, third parties may make claims of invalidity with respect to those patents and such claims could give rise to material additional costs, jeopardize or substantially delay a successful outcome of litigation we are or may become involved in, divert resources away from our other activities, or otherwise materially and adversely affect our business.  Similar challenges could also prevent us from obtaining additional patents in the future.  Even if we are successful in enforcing our rights, the patents we expect to acquire pursuant to the Merger may be less valuable than we currently expect.  These risks may be heightened in countries other than the United States, and may be negatively affected by the fact that legal standards in the United States and elsewhere for protection of intellectual property rights in Internet-related businesses are uncertain and still evolving.  In addition, there are a significant number of United States and foreign patents and patent applications in our areas of interest, and we expect that significant litigation in these areas will continue, and will add uncertainty to the value of certain patents and other intellectual property rights in our areas of interest.  If we are unable to protect the intellectual property rights that we expect to acquire pursuant to the Merger or otherwise realize value from them, our business would be negatively affected.

More patent applications are filed each year resulting in longer delays in getting patents issued by the USPTO.

After the consummation of the Merger, we will hold pending patents and prosecute additional patent applications. We have identified a trend of increasing patent applications each year, which may result in longer delays in obtaining approval of pending patent applications. The application delays could cause delays in recognizing revenue from these patents and could cause us to miss opportunities to license patents before other competing technologies are developed or introduced into the market.

The fixed terms of patents limit our business opportunity.

Patents have fixed terms. If we fail to create value from the patents we expect to acquire pursuant to the Merger prior to their expiration, our litigation opportunities will diminish, which could negatively impact our business opportunity.

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Future innovations could make our patents obsolete.

Our success depends, in part, on continued demand for products that incorporate the patented inventions that we expect to acquire pursuant to the Merger. Changes in technology or customer requirements could render these patented inventions obsolete or unmarketable.

Focusing our business model on realizing the value of our intellectual property is a recent initiative and may not result in anticipated benefits.

Walker Digital and Walker Digital Sub have a limited operating history and a limited track record with respect to their intellectual property strategy, which could make it difficult to evaluate our future prospects. We will encounter risks and difficulties frequently experienced by companies with evolving business strategies. If we do not manage these risks successfully, our business and operating results will be adversely affected. In addition, the intellectual property strategy that we plan to adopt upon the consummation of the Merger may have other adverse consequences, such as employee attrition, the loss of employees with valuable knowledge or expertise or a negative impact on employee morale. Our strategy may place increased demands on our personnel and could adversely affect our ability to attract and retain talent and to perform our accounting, finance and administrative functions. We may not realize all of the anticipated benefits of our future strategies.

We will seek to internally develop additional new inventions and intellectual property, which would take time and would be costly. Moreover, the failure to obtain or maintain intellectual property rights for such inventions would lead to the loss of our investments in such activities.

Members of the management team that we expect to have in place upon the consummation of the Merger have significant experience as inventors. As such, we expect that part of our business after the consummation of the Merger will include the internal development of new inventions or intellectual property that we will seek to monetize. However, this aspect of our planned business would likely require significant capital and would take time to achieve. Such activities could also distract our management team from its other business initiatives, which could have a material and adverse effect on our business. There is also the risk that our initiatives in this regard would not yield any viable new inventions or technology, which would lead to a loss of our investments in time and resources in such activities.

We cannot be certain that patents will be issued as a result of any future applications, or that any patents, once issued, will provide us with adequate protection from competing products. For example, issued patents may be circumvented or challenged, declared invalid or unenforceable, or narrowed in scope. Our failure to obtain or maintain intellectual property rights for the inventions we expect to acquire pursuant to the Merger would lead to the loss of our investments in such activities, which would have a material and adverse effect on our company.

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We will depend on key senior management, including Jay Walker.

Our future success depends largely upon the service of our expected new directors, executive officers and other key management and technical personnel, including Jay Walker, although we currently do not have employment or non-competition agreements with any of our anticipated new officers or other personnel. Our success also depends on our ability to continue to attract, retain and motivate qualified personnel with specialized patent, engineering and other skills. The market for such talent in our industry is extremely competitive. Our ability to attract and retain qualified personnel could be affected by any adverse decisions in any litigation or arbitration and by our ability to offer competitive cash and equity compensation and work environment conditions. The failure to attract and retain such persons with relevant and appropriate experience could interfere with our ability to enter into new license agreements and undertake additional technology and product development efforts, as well as our ability to meet our strategic objectives.

Our technology development activities may experience delays.

We may experience technical, financial, resource or other difficulties or delays related to the development of our patents and businesses we expect to acquire pursuant to the Merger. Delays may have adverse financial effects and may allow competitors with comparable technology offerings to gain an advantage over us. There can be no assurance that our development efforts will ultimately be successful. Moreover, certain of the technologies that we expect to acquire pursuant to the Merger have not been fully tested in commercial use, and it is possible that they may not perform as expected. In such cases, our business, financial condition and operating results could be adversely affected, and our ability to secure licensees and other business opportunities could be diminished.

Changes of interpretations of patent law could adversely impact our business.

Our success in reexamination and enforcement proceedings will rely in part on the uniform and historically consistent application of patent laws and regulations. The courts’ interpretations of patent laws and regulations continue to evolve, and the courts may continue to alter or refine their application of laws and regulations. Changes or potential changes in judicial interpretation could have a negative impact on our ability to monetize the patent rights that we expect to acquire pursuant to the Merger.

Setbacks in defending and enforcing our patent rights could cause our revenue and cash flow to decline.

The assets that we expect to obtain pursuant to the Merger include patents that we expect will be integral to our business and revenues. Competitors may challenge the validity, scope, enforceability and ownership of those patents. Their challenges may include reexamination requests in the relevant patent and trademark office. Reexamination proceedings are costly and time-consuming, and we cannot predict their outcome or consequences. Such proceedings may narrow the scope of the claims we expect to acquire pursuant to the Merger or may cancel some or all of those claims. If some or all of those patent claims are canceled, we could be prevented from enforcing or earning future revenues from such patents. We cannot assure that the validity and enforceability of the patents we expect to acquire pursuant to the Merger will be maintained or that those patents will be determined to be applicable to any particular product or standard. Even if those claims are not canceled, enforcement actions against alleged infringers may be stayed pending resolution of reexaminations, or courts or tribunals reviewing our patent claims could make findings adverse to our interests based on facts presented in reexamination proceedings. Irrespective of outcome, reexamination challenges may result in substantial legal expenses and diversion of management’s time and attention away from our other business operations. Adverse decisions could limit the value of the inventions we expect to acquire pursuant to the Merger or result in a loss of proprietary rights with respect to such inventions, which could negatively impact our stock price, our results of operations, our cash flows, our business and our financial position.

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Our business will depend on a number of costly litigation, arbitration and administrative proceedings to enforce our intellectual property rights.

The cost of enforcing, protecting and defending the intellectual property that we expect to acquire pursuant to the Merger will be significant. Our business model will require litigation to enforce those intellectual property rights. In addition, third parties could commence litigation against us seeking to invalidate the patents that we expect to acquire pursuant to the Merger or obtain a determination that those patents are not infringed, are not essential, are invalid or are unenforceable. As a result of any such litigation, we could lose proprietary rights.

Trial judges and juries often find it difficult to understand complex patent enforcement litigation, and as a result, we may need to appeal adverse decisions by lower courts in order to successfully enforce the patents that we expect to acquire pursuant to the Merger.

It is difficult to predict the outcome of patent enforcement litigation at the trial level. It is often difficult for juries and trial judges to understand complex, patented technologies, and as a result, there is a higher rate of successful appeals in patent enforcement litigation than more standard business litigation. Such appeals are expensive and time consuming, resulting in increased costs and delayed revenue. Although we plan to diligently pursue enforcement litigation, we cannot predict with significant reliability the decisions made by juries and trial courts.

Federal courts are becoming more crowded, and as a result, patent enforcement litigation is taking longer.

Our patent enforcement actions will be prosecuted almost exclusively in federal court. Federal trial courts that hear patent enforcement actions also hear criminal cases. Criminal cases always take priority over our actions. As a result, it is difficult to predict the length of time it will take to complete an enforcement action. Moreover, we believe there is a trend in increasing numbers of civil lawsuits and criminal proceedings before federal judges, and as a result, we believe that the risk of delays in our patent enforcement actions will have a greater effect on our business in the future unless this trend changes.

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In connection with patent enforcement actions that we may conduct, a court may rule that we have violated certain statutory, regulatory, federal, local or governing rules or standards, which may expose us to certain material liabilities.

In connection with any of the patent enforcement actions we intend to bring or maintain, it is possible that a defendant may request and/or a court may rule that we have violated statutory authority, regulatory authority, federal rules, local court rules, or governing standards relating to the substantive or procedural aspects of such enforcement actions. In such event, a court may issue monetary sanctions against us or award attorney’s fees and/or expenses to a defendant(s), which could be material, and if we are required to pay such monetary sanctions, attorneys’ fees and/or expenses, such payment could materially harm our operating results and our financial position.

Our litigation may be time-consuming, costly and we cannot anticipate the results.

After the consummation of the Merger, we expect to spend a significant amount of our financial and management resources to pursue litigation matters.  We believe that these litigation matters and others that we may in the future determine to pursue could continue for years and consume significant financial and management resources.  The counterparties to these litigation matters will be all large, well-financed companies with substantially greater resources than us.  We cannot assure you that any of these litigation matters will result in a favorable outcome for us.  In addition, even if we obtain favorable interim rulings or verdicts in particular litigation matters, they may not be predictive of the ultimate resolution of the dispute.  Also, we cannot assure you that we will not be exposed to claims or sanctions against us which may be costly or impossible for us to defend.  Unfavorable or adverse outcomes may result in losses, exhaustion of financial resources or other adverse effects which could encumber our ability to develop and commercialize products.

Technology company stock prices are especially volatile, and this volatility may depress the price of our common stock.

The stock market has experienced significant price and volume fluctuations, and the market prices of technology companies have been highly volatile. We believe that, after the consummation of the Merger, various factors may cause the market price of our common stock to fluctuate, perhaps substantially, including, among others, the following:

• announcements of developments in our patent enforcement actions;

• developments or disputes concerning our patents;

• our or our competitors’ technological innovations;

• variations in our quarterly operating results;

• our failure to meet or exceed securities analysts’ expectations of our financial results;

• a change in financial estimates or securities analysts’ recommendations;

• changes in management’s or securities analysts’ estimates of our financial performance;

• changes in market valuations of similar companies;

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• announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures, capital commitments, new technologies, or patents; and

• failure to complete significant transactions.

The relative lack of public company experience of our management team may put us at a competitive disadvantage and affect the availability of Rule 144 and the use of registration statements on Form S-3.

Our expected new management team lacks public company experience and is generally unfamiliar with the requirements of the United States securities laws, which could impair our ability to comply with legal and regulatory requirements such as those imposed by Sarbanes-Oxley Act of 2002. The individuals who we expect to constitute our senior management team have had limited responsibility for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately responds to such increased legal, regulatory compliance and reporting requirements. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties, distract our management from attending to the growth of our business and lead to the unavailability of Rule 144 to our stockholders and restrict the use of registration statements on Form S-3 by the Company.

We will be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

The burdens of being a public company may adversely affect our ability to pursue litigation.

As a public company, our management must devote substantial time, attention and financial resources to comply with U.S. securities laws.  This may have a material adverse effect on management’s ability to effectively and efficiently pursue litigation as well as our other business initiatives after the consummation of the Merger.  In addition, our disclosure obligations under U.S. securities laws require us to disclose information publicly that will be available to future litigation opponents.  We may, from time to time, be required to disclose information that may have a material adverse effect on our litigation strategies after the consummation of the Merger.  This information may enable our litigation opponents to develop effective litigation strategies that are contrary to our interests.

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Risks Related to our Common Stock

Shares of our common stock that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) are subject to resale restrictions imposed by Rule 144, including those set forth in Rule 144(i) which apply to a “shell company.” In addition, any shares of our common stock not received in a registered offering, as well as all shares that are held by affiliates, will be subject to the resale restrictions of Rule 144(i).

Pursuant to Rule 144 under the Securities Act, as amended (“Rule 144”), a “shell company” is defined as a company that has no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents or assets consisting of any amount of cash and cash equivalents and nominal other assets. As such, we are and, until the consummation of the Merger, will be a “shell company” pursuant to Rule 144, and as such, sales of our securities pursuant to Rule 144 are not able to be made until a period of at least twelve months has elapsed from the date on which the information that is required by Form 10 to register our securities under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is filed with the Securities and Exchange Commission (the “Commission”). Therefore, any restricted securities we have sold or sell in the future or issue to consultants or employees, in consideration for services rendered or for any other purpose, will have no liquidity until and unless such securities are registered with the Commission and/or until a year after the date of the filing of our Current Report reflecting our status as a non-“shell company” and we have otherwise complied with the other requirements of Rule 144. As a result, it may be harder for us to fund our operations and pay our employees and consultants with our securities instead of cash. Furthermore, it will be harder for us to raise funding through the sale of debt or equity securities unless we agree to register such securities with the Commission, which could cause us to expend additional resources in the future. Our current status as a “shell company” could prevent us in the future from raising additional funds, engaging employees and consultants, and using our securities to pay for any acquisitions, which could cause the value of our securities, if any, to decline in value or become worthless.

We may not qualify to meet listing standards to list our stock on an exchange.

The Commission approved listing standards for companies using reverse acquisitions to list on an exchange may limit our ability to become listed on an exchange. After the consummation of the Merger, we would be considered a reverse acquisition company (i.e., an operating company that becomes an Exchange Act reporting company by combining with a shell Exchange Act reporting company) that cannot apply to list on NYSE, NYSE MKT or Nasdaq, subject to certain exceptions, until our stock has traded for at least one year on the U.S. OTC market, a regulated foreign exchange or another U.S. national securities market following the filing with the Commission or other regulatory authority of all required information about the merger, including audited financial statements. We would be required to maintain a minimum $4 share price ($2 or $3 for NYSE MKT) for at least thirty (30) of the sixty (60) trading days before our application and the exchange’s decision to list. We would be required to have timely filed all required reports with the Commission (or other regulatory authority), including at least one annual report with audited financials for a full fiscal year commencing after filing of the above information. To the extent that we cannot qualify for a listing on an exchange, our ability to raise capital will be diminished.

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Because we would be considered a reverse acquisition company, we may not be able to attract the attention of brokerage firms.

Additional risks may exist since we would be considered a reverse acquisition company after the consummation of the Merger. Securities analysts of brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future.

We expect to be a “controlled company” within the meaning of the Nasdaq and NYSE MKT rules and, as a result, we expect to qualify for, and rely on, exemptions from certain corporate governance requirements.

We expect that, after the consummation of the Merger, Walker Digital will control a majority of our voting stock. As a result, we expect to be a “controlled company” within the meaning of Nasdaq and NYSE MKT corporate governance standards. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company”, and if we are listed on Nasdaq we expect to utilize exemptions relating to certain Nasdaq corporate governance requirements, including:

•	The requirement that we have a Nominating and Governance Committee that is composed entirely of independent directors;

•	The requirement that we have a Compensation Committee that is composed entirely of independent directors; and

•	The requirement for an annual performance evaluation of the Nominating and Governance and Compensation Committees.

The NYSE MKT has similar rules and exemptions with respect to controlled companies, which we expect to utilize if we are listed on the NYSE MKT. As a result of these exemptions, we anticipate that, if we are still a controlled company at the time that we apply to be listed on the Nasdaq or the NYSE MKT, our Nominating and Governance Committee and Compensation Committee will not consist entirely of independent directors and that we will not be required to have an annual performance evaluation of the Nominating and Governance and Compensation Committees. Accordingly, a holder of our common stock would not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq or NYSE MKT corporate requirements.

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